                                                                    EXHIBIT 21-4

DTE ENERGY COMPANY as of February 08, 2000

                                                               OWNED BY           OWNED BY
SUBSIDIARY                                                       PARENT    SELECTED ENTITY
----------                                                       ------    ---------------
DTE CAPITAL CORPORATION                                           100%          100%
 (MICHIGAN)


DTE ENERGY RESOURCES, INC.                                        100%          100%
 (MICHIGAN)


    DTE BIOMASS ENERGY, INC.                                      100%          100%
    (MICHIGAN)


      ADRIAN GAS PRODUCERS, L.L.C. *                               50%           50%
      (MICHIGAN)


      BELLEFONTAINE GAS PRODUCERS, L.L.C. *                        50%           50%
      (DELAWARE)


      BELLEVILLE GAS PRODUCERS, INC.                              100%          100%
      (MICHIGAN)


      BIRMINGHAM GAS PRODUCERS, L.L.C.                            100%          100%
      (MICHIGAN)


      BRIDGETON GAS PRODUCERS, L.L.C. *                            50%           50%
      (DELAWARE)


      CRIMSON GAS PRODUCERS, L.L.C. *                              50%           50%
      (MICHIGAN)


      DTE ARBOR GAS PRODUCERS. INC.                               100%          100%
      (MICHIGAN)


      ESCAMBIA GAS PRODUCERS, INC.                                100%          100%
      (MICHIGAN)


      FAYETTEVILLE GAS PRODUCERS  L.L.C. *                         98%           98%
      (NORTH CAROLINA)


      LYCOMING GAS PRODUCERS, INC.                                100%          100%
      (MICHIGAN)


      MONTGOMERY GAS PRODUCERS, L.L.C.                            100%          100%
      (MICHIGAN)

                                                               OWNED BY           OWNED BY
SUBSIDIARY                                                       PARENT    SELECTED ENTITY
----------                                                       ------    ---------------
 MOUNTAINEER SYNFUEL, L.L.C.                                         %
 (DELAWARE)


 OKLAHOMA GAS PRODUCERS, L.L.C.                                   100%            100%
 (MICHIGAN)


 ORLANDO GAS PRODUCERS, INC.                                      100%            100%
 (MICHIGAN)


 PHOENIX GAS PRODUCERS, L.L.C.                                       %
 (MICHIGAN)


 PLAINVILLE GAS PRODUCERS, INC.                                   100%            100%
 (MICHIGAN)


 RES POWER, INC.                                                  100%            100%
 (MICHIGAN)


      RIVERVIEW ENERGY SYSTEMS                                     50%             50%



 RALEIGH STEAM PRODUCERS, L.L.C. *                                 50%             50%
 (NORTH CAROLINA)


 RIVERVIEW GAS PRODUCERS, INC.                                    100%            100%
 (MICHIGAN)


 ROXANA GAS PRODUCERS, INC.                                       100%            100%
 (MICHIGAN)


 SACRAMENTO GAS PRODUCERS, L.L.C. *                                50%             50%



 SALEM ENERGY SYSTEMS, L.L.C. *                                    50%             50%



 SONOMA ENERGY SYSTEMS, INC.                                      100%            100%
 (MICHIGAN)


 ST. LOUIS GAS PRODUCERS, L.L.C. *                                 50%             50%
 (DELAWARE)


 WAKE GAS PRODUCERS, L.L.C.                                        99%             99%

                                                           OWNED BY             OWNED BY
SUBSIDIARY                                                   PARENT      SELECTED ENTITY
----------                                                   ------      ---------------

    WICHITA GAS PRODUCERS L.L.C.                                 %
    (MICHIGAN)


    WINSTON GAS PRODUCERS, L.L.C. *                          47.5%             47.5%



DTE COAL SERVICES, INC.                                       100%              100%
(MICHIGAN)


    DTE RAIL SERVICES, INC.                                   100%              100%
    (MICHIGAN)


         DTE TRANSPORTATION SERVICES, INC.                    100%              100%
         } (MICHIGAN)


DTE ENERGY MARKETING, INC. *                                  100%              100%
(MICHIGAN)


    DTE COENERGY, L.L.C.                                       50%               50%



DTE ENERGY SERVICES, INC.                                     100%              100%
(MICHIGAN)


    DTE BH HOLDINGS, INC.                                     100%              100%
    (DELAWARE)


    DTE BH HOLDINGS, L.L.C.                                   100%              100%



    DTE BURNS HARBOR, L.L.C.                                  100%              100%
    (DELAWARE)


    DTE ES HOLDINGS, INC.                                     100%              100%
    (MICHIGAN)


    DTE HOLLAND, L.L.C.                                       100%              100%
    (MICHIGAN)


    DTE NORTHWIND L.L.C.                                      100%              100%
    (DELAWARE)


    DTE NORTHWIND OPERATIONS, L.L.C.                          100%              100%
    (MICHIGAN)

                                                            OWNED BY           OWNED BY
SUBSIDIARY                                                    PARENT    SELECTED ENTITY
----------                                                    ------    ---------------
          DTE RIVER HILL, L.L.C.                               100%          100%
          (DELAWARE)


          DTE SPARROWS POINT L.L.C.                            100%          100%
          (DELAWARE)


          DTE SPARROWS POINT OPERATIONS, INC.                  100%          100%
          (MICHIGAN)


          DTE SYNFUELS, LLC                                    100%          100%
          (DELAWARE)


               DTE INDYCOKE L.L.C.                             100%          100%
               } (DELAWARE)


          EES COKE BATTERY COMPANY, INC.                       100%          100%
          (MICHIGAN)


          PCI ENTERPRISES COMPANY                              100%          100%
          (MICHIGAN)


          RIVER HILL L.L.C.                                    100%          100%
          (DELAWARE)


      DTE ENERGY TRADING, INC.                                 100%          100%
      (MICHIGAN)


      DTE GENERATION, INC.                                     100%          100%
      (MICHIGAN)


          DTE RIVER ROUGE NO. 1, LLC                           100%          100%
          (MICHIGAN)


DTE ENTERPRISES, INC.                                          100%          100%
 (MICHIGAN)


EDISON DEVELOPMENT CORPORATION                                 100%          100%
 (MICHIGAN)


      EDVENTURE CAPITAL CORP.                                  100%          100%
      (MICHIGAN)


      PLUG POWER, L.L.C. *                                      50%           50%
      (DELAWARE)


SYNDECO REALTY CORPORATION                                     100%          100%
 (MICHIGAN)

                                                           OWNED BY           OWNED BY
SUBSIDIARY                                                   PARENT    SELECTED ENTITY
----------                                                   ------    ---------------
THE DETROIT EDISON COMPANY                                     100%          100%
 (MICHIGAN)


      MIDWEST ENERGY RESOURCES COMPANY                         100%          100%
      (MICHIGAN)


      ST. CLAIR ENERGY CORPORATION                             100%          100%
      (MICHIGAN)


      THE EDISON ILLUMINATING COMPANY OF DETROIT               100%          100%
      (MICHIGAN)


WOLVERINE ENERGY SERVICES, INC.                                100%          100%
 (MICHIGAN)


      DTE EDISON AMERICA CATALOG SALES, INC.                   100%          100%
      (MICHIGAN)


      DTE EDISON AMERICA, INC.                                 100%          100%
      (MICHIGAN)


      DTE ENERGY SOLUTIONS, INC.                               100%          100%
      (MICHIGAN)


          DTE ENGINEERING SERVICES, INC. *                     100%          100%
          (MICHIGAN)


          MILAGRO INTEGRATED TECHNOLOGIES, L.L.C.               49%           49%
          (MICHIGAN)


      DTE ENERGY TECHNOLOGIES, INC.                            100%          100%
      (MICHIGAN)


------------------
*Multiple Parents